UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): January 29, 2003

                         WATERFORD GAMING FINANCE CORP.
                       -----------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware              333-17795-01          06-1485836
         ------------------      ----------------     ----------------
         (State or other         (Commission File     (I.R.S. Employer
          jurisdiction of            Number)           Identification
          incorporation or                             Number)
          organization)

                   914 Hartford Turnpike
                       P.O. Box 715
                       Waterford, CT                       06385
          ---------------------------------------       -----------
          (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code: (860)442-4559


Item 5.


     On January 29, 2003, the Mohegan Tribal Gaming Authority (the "Authority") filed a copy of Amendment No. 6 to its senior credit facility (the "Amendment") on Form 8-K, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655. The Amendment allows the Authority to create a new subsidiary for the purpose of acquiring a woman's professional basketball team franchise.

     On January 30, 2003, the Mohegan Tribal Gaming Authority (the "Authority") filed a press release report on Form 8-K, announcing its first quarter ended December 31, 2002 operating results, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.

     On January 30, 2003, the Mohegan Tribal Gaming Authority (the "Authority") filed a copy of a Membership Agreement, dated January 28, 2003, by and among WNBA, LLC, the Mohegan Basketball Club LLC, the Mohegan Tribal Gaming Authority and the Mohegan Tribe of Indians of Connecticut on Form 8-K, a copy of which has been filed as an exhibit to this report and is incorporated by reference to the Authority's electronic filing of such report on Form 8-K, Securities and Exchange Commission file reference no. 033-80655.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 WATERFORD GAMING FINANCE CORP.





Date: February 3, 2003                 By:/s/Len Wolman
                                       Len Wolman, Chief Executive Officer